Exhibit 99.1

Noble International, Ltd. Files for Chapter 11 Bankruptcy Protection

Troy, Mich., April 15, 2009 — Noble International, Ltd. (NASDAQ: NOBL) today announced that the company and certain of its US subsidiaries have filed voluntary petitions in the United States Bankruptcy Court for the Eastern District of Michigan seeking relief under the provisions of Chapter 11 of the United States Code. Noble’s European, Asian and Mexican affiliates are not debtors in the bankruptcy.

Noble International is the world’s largest supplier of laser-welded blanks and primarily serves the automotive industry. The company also produces laser-welded tubes, roll-formed products and other steel components.

Since late February, Noble International has relied on financing arrangements from its customers to help sustain its North American operations. Recently, three of its customers initiated plans to resource their purchases of laser-welded products from the Company’s US and Canadian facilities to other suppliers. As a result of these developments and the continued hardships confronting the automotive industry, corporate leadership determined that Chapter 11 bankruptcy protection was in the best interest of the company, its creditors, stockholders and other interested parties.

Noble International’s Chief Executive Officer, Andrew J. Tavi, said, “As with almost every supplier in this industry, Noble has experienced substantial volume reductions that have had a significant effect on its financial condition. Over recent months, our company has implemented significant cost savings initiatives and worked diligently with our customers and financial institutions in an attempt to regain solid footing in the face of dire circumstances within the industry. Unfortunately, the frozen credit markets and diminished volumes have limited our ability to effectuate a solution outside of bankruptcy.”

Noble anticipates that Chapter 11 protection and a DIP financing that it has negotiated with certain of its customers, if approved by the Bankruptcy Court, will enable the company to pursue possible sales of the company’s remaining operations.

About Noble International, Ltd.

Noble International, Ltd. is the world’s largest laser welder and global provider of 21st Century Auto Body Solutions®. Noble provides the automotive industry with laser-welded blanks and tubes, as well as advanced roll-formed and hot-formed structural components. Its high-value products offer numerous advantages over traditional methods of automotive body construction.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements addressing operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results. These forward-looking statements are made on the basis of management’s assumptions and estimations when made and speak only as of the date thereof. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “would,” or “will” or variations of such words and similar expressions may identify such forward-looking statements. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all, of the risks include the economic cost, management distraction and lost business opportunities associated with bankruptcy proceedings; our ability to negotiate additional waivers or other accommodations from our lenders, if necessary; our ability to secure the continuation of favorable payment terms from our customers, if needed; our ability to obtain future sales; our ability to successfully integrate acquisitions; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors; costs related to legal and administrative matters; our ability to realize cost savings expected to offset price concessions; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel costs; work stoppages and strikes at our facilities and that of our customers; the presence of downturns in customer markets where the Company’s goods and services are sold; financial and business downturns of our customers or vendors; and other factors, uncertainties, challenges, and risks detailed in Noble’s public filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Noble does not intend or undertake any obligation to update any forward-looking statements.

CONTACT:

Scott Kehoe, Treasurer

248-519-0700

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